FINANCIAL HIGHLIGHTS (unaudited)

(in $ millions except per share amounts)

	2007	2006	% Change

For the three months ended March 31
Premiums:
Life insurance, guaranteed annuities
and insured health products	$5,613	$3,695	52%
Self-funded premium equivalents (ASO contracts)	1,964	1,919	2%
Segregated funds deposits:
Individual products	2,701	2,021	34%
Group products	1,716	1,553	10%
Proprietary mutual funds deposits	220	161	37%
Total premiums and deposits	12,214	9,349	31%

Fee and other income	764	657	16%
Paid or credited to policyholders	5,584	4,001	40%

Net income - common shareholders	514	446	15%
Per common share
Basic earnings	0.576	0.501	15%
Dividends paid	0.255	0.22375	14%
Book value	11.31	10.06	12%
Return on common shareholders' equity (12 months):	20.4%	20.4%
At March 31
Total assets	$121,439	$102,392	19%
Segregated funds net assets	92,663	79,997	16%
Proprietary mutual funds net assets	2,098	1,538	36%
Total assets under administration	$216,200	$183,927	18%
Share capital and surplus	$11,191	$9,767	15%

SUMMARY OF CONSOLIDATED OPERATIONS (unaudited)

(in $ millions except per share amounts)

	For the three months ended
	March 31
	2007	2006
	(note 1(a))
Income
Premium income	$5,613	$3,695
Net investment income (note 3)	1,002	1,323
Fee and other income	764	657
	7,379	5,675

Benefits and expenses
Paid or credited to policyholders and beneficiaries
including policyholder dividends and experience refunds	5,584	4,001
Commissions	378	342
Operating expenses	595	562
Premium taxes	64	60
Financing charges (note 4)	51	47
Amortization of finite life intangible assets		4
Net income before income taxes	699	659

Income taxes - current	149	117
- future	(11)	52
Net income before non-controlling interests	561	490
Non-controlling interests (note 9)	33	34
Net income - shareholders	528	456
Perpetual preferred share dividends	14	10
Net income - common shareholders	$514	$446

Earnings per common share (note 13)
Basic	$0.576	$0.501

Diluted	$0.572	$0.497

CONSOLIDATED BALANCE SHEETS (unaudited)

(in $ millions)

	March 31, 2007	December 31, 2006	March 31, 2006
	(note 1(a))
Assets

Bonds (note 2)	$74,861	$65,246	$59,481
Mortgage loans (note 2)	15,356	15,334	14,693
Stocks (note 2)	5,621	4,766	4,182
Real estate (note 2)	2,224	2,216	1,839
Loans to policyholders	6,731	6,776	6,735
Cash and cash equivalents	2,696	3,083	2,674
Funds held by ceding insurers	1,866	12,371	2,504
Goodwill	5,440	5,444	5,327
Intangible assets	1,566	1,575	1,453
Other assets (note 5)	5,078	3,717	3,504
Total assets	$121,439	$120,528	$102,392

Liabilities
Policy liabilities
Actuarial liabilities	$92,786	$89,490	$71,743
Provision for claims	1,316	1,266	1,010
Provision for policyholder dividends	578	568	546
Provision for experience rating refunds	216	452	352
Policyholder funds	2,272	2,202	2,112

	97,168	93,978	75,763

Debentures and other debt instruments (note 6)	1,960	1,980	1,891
Funds held under reinsurance contracts	1,964	1,822	4,139
Other liabilities (note 7)	4,186	4,167	3,524
Repurchase agreements	918	997	1,083
Deferred net realized gains	188	2,821	2,654

	106,384	105,765	89,054

Preferred shares (note 10)	825	756	787
Capital trust securities and debentures (note 8)	634	646	648
Non-controlling interests (note 9)
Participating account surplus in subsidiaries	2,042	1,884	1,771
Preferred shares issued by subsidiaries	209	209	209
Perpetual preferred shares issued by subsidiaries	154	154	156

Share capital and surplus
Share capital (note 10)
Perpetual preferred shares	1,099	1,099	799
Common shares	4,687	4,676	4,668
Accumulated surplus	5,772	5,858	5,095
Accumulated other comprehensive income	(396)	—	—
Contributed surplus	29	28	21
Currency translation account	—	(547)	(816)

	11,191	11,114	9,767

Liabilities, share capital and surplus	$121,439	$120,528	$102,392

CONSOLIDATED STATEMENTS OF SURPLUS (unaudited)

(in $ millions)

	For the three months ended March 31

	2007	2006

Accumulated surplus
Balance, beginning of year	$5,858	$4,860
Change in accounting policy (note 1(a))	(373)	—
Net income	528	456
Common share cancellation excess	—	(11)
Dividends to shareholders
Perpetual preferred shareholders	(14)	(10)
Common shareholders	(227)	(200)

Balance, end of period	$5,772	$5,095

Accumulated other comprehensive income, net of income taxes (note 14)
Balance, beginning of year	$—	$—
Reclassification from currency translation account (note 1(a))	(547)
Change in accounting policy (note 1(a))	262	—
Other comprehensive income	(111)	—

Balance, end of period	$(396)	$—

Contributed surplus
Balance, beginning of year	$28	$19
Stock option expense
Current year expense (note 11)	1	2
Exercised	—	—

Balance, end of period	$29	$21

Currency translation account
Balance, beginning of year	$(547)	$(849)
Reclassification to accumulated other comprehensive income (note 1(a))	547	—
Change during the period	—	33

Balance, end of period	$—	$(816)

SUMMARY OF CONSOLIDATED COMPREHENSIVE INCOME (unaudited)

(in $ millions)

For the three months ended March 31
2007
(note 1(a))

Net income	$528

Other comprehensive income (loss), net of income taxes
Unrealized foreign exchange gains (losses) on translation of foreign operations,
net of tax of $0	(75)
Unrealized gains (losses) on available for sale assets, net of tax of $4	(15)
Reclassification of realized gains (losses) on available for sale assets,
net of tax of $7, to net income	(21)
Unrealized gains (losses) on cash flow hedges, net of tax of $0	—
Non-controlling interests (note 9)	—
(111)

Comprehensive income	$417

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(in $ millions)

	For the three months
	ended March 31
	2007	2006

Operations
Net income	$528	$456
Adjustments:
Change in policy liabilities	(52)	129
Change in funds held by ceding insurers	288	52
Change in funds held under reinsurance contracts	26	(78)
Change in current income taxes payable	(44)	(89)
Future income tax expense	(11)	52
Other	(557)	(574)

Cash flows from operations	178	(52)

Financing Activities
Issue of common shares	11	12
Purchased and cancelled common shares	—	(15)
Repayment of debentures and other debt instruments	(9)	(12)
Dividends paid	(241)	(210)

	(239)	(225)

Investment Activities
Bond sales and maturities	6,532	7,132
Mortgage loan repayments	469	438
Stock sales	353	294
Real estate sales	19	119
Change in loans to policyholders	(34)	(87)
Change in repurchase agreements	(427)	114
Investment in bonds	(5,943)	(7,093)
Investment in mortgage loans	(594)	(532)
Investment in stocks	(572)	(353)
Investment in real estate	(113)	(72)

	(310)	(40)

Effect of changes in exchange rates on cash and cash equivalents	(16)	30

Decrease in cash and cash equivalents	(387)	(287)

Cash and cash equivalents, beginning of year	3,083	2,961

Cash and cash equivalents, end of period	$2,696	$2,674

Notes to Interim Consolidated Financial Statements (unaudited)

(in $ millions except per share amounts)

1.	Basis of Presentation and Summary of Accounting Policies

The interim unaudited consolidated financial statements of Great-West Lifeco Inc. (Lifeco or the Company) at March 31, 2007 have been prepared in accordance with Canadian generally accepted accounting principles, using the same accounting policies and methods of computation followed in the consolidated financial statements for the year ended December 31, 2006 except as noted below. These interim consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto in the Company’s annual report dated December 31, 2006.

(a)	Financial Instruments

Effective January 1, 2007, the Company adopted the Canadian Institute of Chartered Accountants (CICA) Handbook Section 4211, Life Insurance Enterprises; Section 3855, Financial Instruments – Recognition and Measurement; Section 3865, Hedges; Section 1530, Comprehensive Income.

In addition to the adoption of the CICA standards, the Company adopted The Office of the Superintendent of Financial Institutions Canada Guideline D-10, Accounting for Financial Instruments Designated as “Held for Trading” (Fair Value Option)(OSFI D-10), which provides additional guidance to certain federally regulated financial institutions, including life insurance companies.

Under the new guidance, all financial assets, including derivatives, must be classified as available for sale, held for trading, held to maturity, or loans and receivables. All financial liabilities, including derivatives, must be classified as held for trading or other. All financial instruments classified as available for sale or held for trading are recognized at fair value on the Consolidated Balance Sheet while financial instruments classified as loans and receivables or other will continue to be measured at amortized cost using the effective interest rate method. The standards allow the Company to designate certain financial instruments, on initial recognition, as held for trading. This option has been limited by the requirements of OSFI D-10.

Changes in the fair value of financial instruments classified as held for trading are reported in net income. Unrealized gains or losses on financial instruments classified as available for sale are reported in Other Comprehensive Income until they are realized by the Company.

The new guidance introduces the concept of Consolidated Other Comprehensive Income, which tracks unrealized gains and losses experienced by the Company on certain investments and derivative instruments, and the currency translation account movement. Consolidated Other Comprehensive Income together with Consolidated Net Income provides the financial statement reader with Consolidated Comprehensive Income. Consolidated Comprehensive Income is the total of all realized and unrealized income, expenses, gains and losses related to the Consolidated Balance Sheet including currency translation gains and losses on foreign subsidiary operations.

Unless otherwise stated below, financial assets and liabilities will remain on the Consolidated Balance Sheet at amortized cost.

Certain investments, primarily investments actively traded in a public market, and certain financial liabilities are measured at their fair value. Investments backing actuarial liabilities, investments backing participating account surplus in The Canada Life Assurance Company (Canada Life), and preferred shares classified as liabilities are designated as held for trading using the fair value option. Changes in the fair value of these investments flow through net income. This impact is largely offset by corresponding changes in the actuarial liabilities which also flow through net income. Investments backing shareholder capital and surplus, with the exception of the investments backing participating account surplus in Canada Life, are classified as available for sale. Unrealized gains and losses on these investments flow through Other Comprehensive Income until they are realized. Certain investment portfolios are classified as held for trading as a reflection of their underlying nature. Changes in the fair value of these investments flow through net income. There has been no change to the Company’s method of accounting for real estate or loans.

Derivative instruments, previously off-balance sheet, are recognized at their market value in the Consolidated Balance Sheet (note 5 and 7). Changes in the fair value of derivatives are recognized in net income except for derivatives designated as effective cash flow hedges.

Derivatives embedded in financial instruments, or other contracts, which are not closely related to the host financial instrument, or contract, must be bifurcated and recognized independently. The change in accounting policy related to embedded derivatives did not have a significant impact on the financial statements of the Company.

Three types of hedging relationships are permitted under the new guidance: fair value hedges, cash flow hedges, and hedges of net investments in self-sustaining foreign operations. Changes in fair value hedges are recognized in net income. The effective portion of cash flow hedges, and hedges of net investments in self-sustaining foreign operations, are offset through Other Comprehensive Income until the variability in cash flows being hedged is recognized in net income.

Trade-date accounting will be used to account for all regular-way purchase or sale of investments traded on a public market and derivative instruments. Settlement-date accounting will be used to account for all regular-way purchase or sale of investments not traded on a public market.

Transaction costs for financial assets and liabilities classified or designated as held for trading will be recognized immediately in net income. Transaction costs for financial assets classified as available for sale or loans and receivables will be added to the value of the instrument at acquisition and be taken into net income using the effective interest rate method. Transaction costs for financial liabilities classified as other than held for trading will be recognized immediately in net income

On January 1, 2007, transition adjustments were made to certain existing financial instruments to adjust their carrying value to market, to recognize derivative financial instruments on the balance sheet, to eliminate the recognition of deferred realized gains with corresponding adjustments to actuarial liabilities and opening accumulated surplus.

The following table summarizes the adjustments made to adopt the new standards:

	December 31,2006 as Reported	Opening Adjustments	Adjusted January 1,2007
	(note 1(d))
Assets

Bonds	$65,246	$(65,246)	$—
Classified as available for sale	—	5,673	5,673
Classified as held for trading	—	48,904	48,904
Designated as held for trading	—	1,650	1,650
Loans and receivables	—	10,035	10,035
	65,246	1,016	66,262

Mortgage loans	15,334	(46)	15,288

Stocks	4,766	(4,460)	306
Classified as available for sale	—	910	910
Classified as held for trading	—	4,211	4,211
	4,766	661	5,427

All other assets	35,182	(153)	35,029

Total assets	$120,528	$1,478	$122,006

Liabilities

Policy liabilities	$93,978	$3,896	$97,874
Funds held under reinsurance contracts	1,822	121	1,943
Deferred net realized gains	2,821	(2,628)	193
Preferred share liability (Series D and E)	756	71	827
All other liabilities	7,790	—	7,790
	107,167	1,460	108,627

Non-controlling interests
Participating account surplus in subsidiaries	1,884	129	2,013
Other non-controlling interests	363	—	363

(Continued)

	December 31,2006 as Reported	Opening Adjustments	Adjusted January 1,2007
Share capital and surplus

Share capital	5,775	—	5,775

Shareholder surplus
Accumulated surplus	5,858	(373)	5,485
Accumulated other comprehensive income	—	(285)	(285)
Contributed surplus	28	—	28
Currency translation account	(547)	547	—

	11,114	(111)	11,003

Liabilities, share capital and surplus	$120,528	$1,478	$122,006

(b)	Determining Variable Interest Entities

The Company adopted the Emerging Issues Committee (EIC) of the CICA EIC-163, Determining the Variability to be Considered in Applying AcG-15 on January 1, 2007. EIC-163 provides additional guidance on consolidation of variable interest entities.

(c)	New Accounting Requirements

Capital Disclosures

Effective January 1, 2008, the Company will be required to comply with CICA Handbook Section 1535, Capital Disclosures. The Section establishes standards for disclosing information that enables users of financial statements to evaluate the entity’s objectives, policies and processes for managing capital. The new requirements are for disclosure only and will not impact financial results of the Company.

Financial Instrument Disclosure and Presentation

Effective January 1, 2008, the Company will be required to comply with CICA Handbook Section 3862, Financial Instruments – Disclosures, and Section 3863, Financial Instruments – Presentation. These sections will replace existing Section 3861, Financial Instruments – Disclosure and Presentation. Presentation standards are carried forward unchanged. Disclosure standards are enhanced and expanded to complement the changes in accounting policy adopted in accordance with Section 3855, Financial Instruments – Recognition and Measurement.

(d)	Comparative Figures

Certain of the 2006 amounts presented for comparative purposes have been reclassified to conform to the presentation adopted in the current year. This reclassification has resulted in an increase to total assets of $65 at December 31, 2006 and $86 at March 31, 2006, with a corresponding increase in total liabilities.

Comparative figures have not been restated to conform with the new Financial Instruments accounting policies adopted January 1, 2007. CICA guidance explicitly prevents restatement of comparative information under the new standards.

2. Portfolio Investments

(a)	Carrying values of the portfolio investments are as follows:

	March 31, 2007						December 31	March 31
	Market Value			Amortized Cost		Total	2006	2006
	Available	Held for Trading[1]		Loans and	Non-financial		Carrying	Carrying
	for sale	Designated	Classified	receivables	instruments		value	value

Bonds
- government	$2,012	$21,412	$1,013	$2,240	$—	$26,677	$22,069	$21,216
- corporate	3,136	36,823	615	7,610	—	48,184	43,177	38,265
	5,148	58,235	1,628	9,850	—	74,861	65,246	59,481

Mortgage loans
- residential	—	—	—	7,259	—	7,259	7,342	7,275
- non-residential	—	—	—	8,097	—	8,097	7,992	7,418
	—	—	—	15,356	—	15,356	15,334	14,693

Stocks	587	4,725	—	—	309	5,621	4,766	4,182

Real estate	—	—	—	—	2,224	2,224	2,216	1,839

	$5,735	$62,960	$1,628	$25,206	$2,533	$98,062	$87,562	$80,195

1Investments can be held for trading in two ways: designated as held for trading at the option of management; or, classified as held for trading if they are actively traded for the purpose of earning investment income.

(b)         Stocks include the Company’s investment in an affiliated company, IGM Financial Inc. (IGM), a member of the Power Financial Corporation group of companies, over which it exerts significant influence but does not control. As a result of changes in circumstances, the investment is accounted for using the equity method of accounting as at January 1, 2007. The portfolio method of accounting w as used to account for the Company’s investment in IGM in prior years.

	March 31, 2007	December 31 2006	March 31, 2006
Carrying value, beginning of year	$306	$276	$276
Equity method earnings	7	—	—
Dividends	(4)	—	—
Portfolio method earnings	—	30	9

Carrying value, end of period	$309	$306	$285

Share of equity, end of period	$136	$133	$123

Fair value, end of period	$449	$452	$445

The Company owns 9,205,861 shares of IGM at March 31, 2007 (9,207,933 at December 31, 2006; 9,205,600 at March 31, 2006) representing a 3.48% ownership interest (3.48% at December 31, 2006; 3.48% at March 31, 2006)

3.       Net Investment Income

Net investment income is comprised of the following:

For the three months ended March 31, 2007	Bonds	Mortgage loans	Stocks	Real estate	Other	Total

Net realized gains (losses)
(Available for Sale)	$25	$—	$3	$—	$—	$28
Net realized/ unrealized gains (losses)
(Designated Held for Trading)	(479)	—	79	—	(13)	(413)
Net realized/ unrealized gains (losses)
(Classified Held for Trading)	(3)	—	—	—	—	(3)
Net realized gains (losses)
(Other classifications)	2	6	—	—	—	8
Investment income	925	224	44	35	152	1,380
Recovery of credit losses	1	—	—	—	—	1
Amortization of deferred net realized gains	—	—	—	19	—	19
Other income and expenses	—	—	—	—	(18)	(18)

Net investment income	$471	$230	$126	$54	$121	$1,002

For the three months ended March 31, 2006	Bonds	Mortgage loans	Stocks	Real estate	Other	Total

Investment income earned	$800	$216	$33	$26	$99	$1,174
Amortization of net realized and
Unrealized gains	61	12	76	14	—	163
Recovery for credit losses	2	—	—	—	—	2
Investment expenses	—	—	—	—	(16)	(16)

Net investment income	$863	$228	$109	$40	$83	$1,323

4.	Financing Charges

Financing charges consist of the following:

	For the three months ended March 31

	2007	2006

Interest on long-term debentures and other debt instruments	$30	$27
Preferred share dividends	7	10
Interest on capital trust debentures	12	12
Other	5	1
Distributions on capital trust securities held by consolidated
group as temporary investments	(3)	(3)
Total	$51	$47

5.       Other Assets

Other assets consist of the following:

	March 31, 2007	December 31, 2006	March 31, 2006

Premiums in course of collection	$523	$566	$633
Interest due and accrued	1,162	1,009	936
Derivative financial instruments (note 1(a))	587	—	—
Other investment receivables	402	—	—
Future income taxes	333	369	424
Fixed assets	260	263	271
Prepaid expenses	53	64	60
Accounts receivable	898	754	659
Accrued pension asset	193	189	171
Other	667	503	350
	$5,078	$3,717	$3,504

6.	Debentures and Other Debt Instruments

Debentures and other debt instruments consist of the following:

	March 31, 2007	December 31, 2006	March 31, 2006
Short term
Commercial paper and other short term debt instruments with interest
rates from 5.3% to 5.4% (5.2% to 5.3% in 2006)	$101	$110	$110
Revolving credit in respect of reinsurance business with interest rates
of 6.0% maturing within one year (6.0% in 2006)	1	1	3

Total short term	102	111	113
Long term
Operating:
	8	8	9
Capital:
Lifeco
6.75% Debentures due August 10, 2015, unsecured	200	200	200
6.14% Debentures due March 21, 2018, unsecured	200	200	200
6.74% Debentures due November 24, 2031, unsecured	200	200	200
6.67% Debentures due March 21, 2033, unsecured	400	400	400

	1,000	1,000	1,000
Canada Life
Subordinated debentures due September 19, 2011 bearing a fixed rate of 8% until 2006 and, thereafter, at a rate equal to the Canadian
90-day Bankers' Acceptance rate plus 1%, unsecured	—	—	250
Subordinated debentures due December 11, 2013 bearing a
Fixed rate of 5.8% until 2008 and, thereafter, at a rate equal to the
Canadian 90-day Bankers' Acceptance rate plus 1%, unsecured	200	200	200
6.40% Subordinated debentures due December 11, 2028, unsecured	100	100	100
Acquisition related fair market value adjustment	4	5	10

	304	305	560
Great-West Life & Annuity Insurance Capital, LP
6.625% Deferrable debentures due November 15, 2034,
unsecured (U.S.$175)	201	205	209

Great-West Life & Annuity Insurance Capital, LP II
7.153% Subordinated debentures due May 16, 2046,
unsecured (U.S.$300)	345	351	—

Total long term	1,858	1,869	1,778

Total debentures and other debt instruments	$1,960	$1,980	$1,891

7.	Other Liabilities

Other liabilities consist of the following:

	March 31, 2007	December 31, 2006	March 31, 2006

Current income taxes	$203	$246	$239
Accounts payable	402	459	513
Post-retirement benefits provision	527	520	525
Bank overdraft	499	446	445
Future income taxes	407	369	332
Derivative financial instruments (note 1(a))	79	—	—
Other	2,069	2,127	1,470
	$4,186	$4,167	$3,524

Capital Trust Securities and Debentures

	March 31, 2007	December 31, 2006	March 31, 2006
Capital trust debentures
5.995% Senior debentures due December 31, 2052, unsecured (GWLCT)	350	350	350
6.679% Senior debentures due June 30, 2052, unsecured (CLCT)	300	300	300
7.529% Senior debentures due June 02, 2052, unsecured (CLCT)	150	150	150
	800	800	800
Acquisition related fair market value adjustment	30	31	33
Trust securities held by consolidated group
As temporary investments	(196)	(185)	(185)
Total	$634	$646	$648

Great-West Life Capital Trust (GWLCT), a trust established by The Great-West Life Assurance Company (Great-West Life), had issued $350 of capital trust securities, the proceeds of which were used by GWLCT to purchase Great-West Life senior debentures in the amount of $350, and Canada Life Capital Trust (CLCT), a trust established by Canada Life, had issued $450 of capital trust securities, the proceeds of which were used by CLCT to purchase Canada Life senior debentures in the amount of $450.

9.	Non-Controlling Interests

The Company controlled a 100% equity interest in Great-West Life, London Life Insurance Company (London Life), Canada Life and Great-West Life & Annuity Insurance Company (GWL&A) at March 31, 2007 and March 31, 2006.

(a)	The non-controlling interests of Great-West Life, London Life, Canada Life, GWL&A and their subsidiaries reflected in the Summary of Consolidated Operations are as follows:

	For the three months ended March 31
	2007	2006
Participating account
Net income attributable to participating
account before policyholder dividends
Great-West Life	$30	$29
London Life	166	162
Canada Life	53	47
GWL&A	50	43

Policyholder dividends
Great-West Life	(27)	(26)
London Life	(146)	(139)
Canada Life	(52)	(46)
GWL&A	(45)	(40)
Net income - participating account	29	30

Preferred shareholder dividends of subsidiaries	4	4

Total	$33	$34

(b)	The carrying value of non-controlling interests consist of the following:

	March 31,	December 31,	March 31,
	2007	2006	2006
Participating account surplus:
Great-West Life	$405	$370	$375
London Life	1,399	1,275	1,174
Canada Life	29	35	26
GWL&A	241	204	196

Participating account accumulated other comprehensive income:
Great-West Life	9	—	—
London Life	(15)	—	—
Canada Life	2	—	—
GWL&A	(28)	—	—

	$2,042	$1,884	$1,771

Preferred shares issued by subsidiaries:
Great-West Life Series L, 5.20% Non-Cumulative	$52	$52	$52
Great-West Life Series O, 5.55% Non-Cumulative	157	157	157

	$209	$209	$209

Perpetual preferred shares issued by subsidiaries:
CLFC Series B, 6.25% Non-Cumulative	$145	$145	$145
Acquisition related fair market value adjustment	9	9	11

	$154	$154	$156

(c)	The non-controlling interests of Great-West Life, London Life, Canada Life, GWL&A and their subsidiaries reflected in Other Comprehensive Income are as follows:

For the three months ended March 31
Participating account	2007
Other comprehensive income attributable
to participating account
Great-West Life	$(1)
London Life	—
Canada Life	—
GWL&A	1
Other comprehensive income -
participating account	$—

10.	Capital

Authorized

Unlimited First Preferred Shares, Class A Preferred Shares and Second Preferred Shares,

Unlimited Common Shares

Issued and outstanding

	March 31, 2007		December 31, 2006		March 31, 2006
	Number	Carrying value	Number	Stated value	Number	Stated value
Classified as liabilities
Preferred shares:
Designated as held for trading (1)
Series D, 4.70% Non-Cumulative
First Preferred Shares	7,978,900	$212	7,978,900	$199	7,978,900	$199
Series E, 4.80% Non-Cumulative
First Preferred Shares	22,282,215	613	22,282,215	557	23,499,915	588

	30,261,115	$825	30,261,115	$756	31,478,815	$787

Classified as equity
Perpetual preferred shares:
Series F, 5.90% Non-Cumulative
First Preferred Shares	7,957,001	$199	7,957,001	$199	7,957,001	$199
Series G, 5.20% Non-Cumulative
First Preferred Shares	12,000,000	300	12,000,000	300	12,000,000	300
Series H, 4.85% Non-Cumulative
First Preferred Shares	12,000,000	300	12,000,000	300	12,000,000	300
Series I, 4.50% Non-Cumulative
First Preferred Shares	12,000,000	300	12,000,000	300	—	—

	43,957,001	$1,099	43,957,001	$1,099	31,957,001	$799

Common shares:
Balance, beginning of year	891,151,789	$4,676	890,689,076	$4,660	890,689,076	$4,660
Purchased and cancelled under
Normal Course Issuer Bid	—	—	(1,847,300)	(9)	(504,000)	(4)
Issued under Stock Option Plan	993,457	11	2,310,013	25	1,154,095	12

Balance, end of period	892,145,246	$4,687	891,151,789	$4,676	891,339,171	$4,668

(1)The Company has elected to designate the outstanding Preferred Shares Series D and Series E, as held for trading resulting in an increase of $71 in the carrying value effective January 1, 2007 (see note 1(a)). The effect of the change at March 31, 2007 is an increase of $69 (Series D - $13, Series E -$56). The in-quarter change of $2 is not attributable to changes in the risk-free interest rate. The stated value at maturity is $25.00 per share plus accrued dividends.

11.	Stock Based Compensation

1,749,000 options were granted under the Company’s stock option plan for the three months ended March 31, 2007 (no options were granted during the first quarter of 2006). The weighted-average fair value of options granted during the three months ended March 31, 2007 were $7.49 per option. Compensation expense of $1 after tax has been recognized in the Summary of Consolidated Operations for the three months ended March 31, 2007 ($2 after tax for the three months ended March 31, 2006).

12.	Pension Plans and Other Post Retirement Benefits

The total benefit costs included in operating expenses are as follows:

	For the three months ended March 31,
	2007	2006

Pension benefits	$11	$20
Other benefits	5	6

Total	16	26

13.	Earnings Per Common Share

	For the three months ended March 31,
	2007	2006
a) Earnings

Net income - common shareholders	$514	$446

b) Number of common shares

Average number of common shares outstanding	891,567,961	890,681,974
Add:

-Potential exercise of outstanding stock options	6,958,935	7,060,652

Average number of common shares outstanding - diluted basis	898,526,896	897,742,626

Earnings per common share
Basic	$0.576	$0.501

Diluted	$0.572	$0.497

14.	Accumulated Other Comprehensive Income

	For the three months ended March 31, 2007
	Unrealized foreign exchange gains (losses) on translation of foreign operations	Unrealized gains (losses) on available for sale assets	Unrealized gains (losses) on cash flow hedges	Total

Balance, beginning of year	$—	$—	$—	$—

Opening transition adjustment	(547)	364	—	(183)
Income tax	—	(102)	—	(102)
	(547)	262	—	(285)

Other comprehensive income	(75)	(47)	—	(122)
Income tax	—	11	—	11
	(75)	(36)	—	(111)

Balance, end of period	$(622)	$226	$—	$(396)

15.	Acquisitions
(a)	Putnam Investment Trust

On February 1, 2007, Lifeco announced that it had entered into agreements with Marsh & McLennan Companies, Inc. whereby Lifeco will acquire the asset management business of Putnam Investment Trust (Putnam), and Great-West Life will acquire Putnam’s 25% interest in T.H. Lee Partners for approximately $402 (U.S. $350). The parties will make an election under section 338(h)(10) of the U.S. Internal Revenue Code that will result in a tax benefit that Lifeco intends to securitize for approximately $632 (U.S. $550). In aggregate these transactions represent a value of approximately $4.5 billion (U.S. $3.9 billion).

Funding for the transaction will come from internal resources as well as from proceeds of an issue of Lifeco common shares of no more than $1.2 billion, the issuance of debentures and hybrids, a bank credit facility, and an acquisition tax benefit securitization. This transaction is subject to regulatory approval and certain other conditions.

(b)	Other Acquisitions

On April 9, 2007, GWL&A entered into an agreement to acquire an 80% majority interest in Benefit Management Corp., whose principal subsidiary is Allegiance Benefit Plan Management, Inc., a Montana-based third-party administrator of employee health plans.

16.     Segmented Information

Consolidated Operations

For the three months ended March 31, 2007

	Canada	United States	Europe	Lifeco Corporate	Total

Income:
Premium income	$1,805	$874	$2,934	$—	$5,613
Net investment income	594	419	(12)	1	1,002
Fee and other income	255	347	162	—	764

Total income	2,654	1,640	3,084	1	7,379

Benefits and expenses:
Paid or credited to policyholders	1,768	1,089	2,727	—	5,584
Other	578	338	171	1	1,088
Amortization of finite life intangible assets	4	3	1	—	8

Net operating income
before income taxes	304	210	185	—	699

Income taxes	44	62	32	—	138

Net income before non-controlling
interests	260	148	153	—	561

Non-controlling interests	24	6	3	—	33

Net income - shareholders	236	142	150	$—	528

Perpetual preferred share dividends	11	—	3	—	14

Net income - common shareholders	$225	$142	$147	$—	$514

For the three months ended March 31, 2006

	Canada	United States	Europe	Lifeco Corporate	Total

Income:
Premium income	$1,575	$692	$1,428	$—	$3,695
Net investment income	684	335	304	—	1,323
Fee and other income	216	297	144	—	657

Total income	2,475	1,324	1,876	—	5,675

Benefits and expenses:
Paid or credited to policyholders	1,528	838	1,635	—	4,001
Other	620	289	101	1	1,011
Amortization of finite life intangible assets	3	—	1	—	4

Net operating income
before income taxes	324	197	139	(1)	659

Income taxes	82	61	24	2	169

Net income before non-controlling
interests	242	136	115	(3)	490

Non-controlling interests	28	2	4	—	34

Net income - shareholders	214	134	111	(3)	456

Perpetual preferred share dividends	10	—	—	—	10

Net income - common shareholders	$204	$134	$111	$(3)	$446